Exhibit 4.1

This is to Certify that SPECIMEN is the owner of non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers. Dated Rogerio Vivaldi Coelho, MD, MBA, President Joe Reilly, Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list.  UNIF GIFT MIN ACT Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) for value received hereby sell, assign and transfer unto please insert social security or other identifying number of assignee (please print or typewrite name and address including postal zip code of assignee) shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in their premises. Dated In presence of NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES  LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFORM, OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE OF TIME. THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT DATED AUGUST 29, 2007 (AS SUCH MAY BE AMENDED FROM TIME TO TIME) BY AND AMONG THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST), THE COMPANY, CERTAIN INVESTORS OF THE COMPANY, AND THE OTHER PARTIES NAMED THEREIN. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN LOCKUP AGREEMENT BY AND AMONG THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST), AND JEFFERIES LLC, AS LEAD UNDERWRITER FOR THE COMPANY IN ITS INITIAL PUBLIC OFFERING OF SHARES PF COMMON STOCK. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.